UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): June 28, 2012

American Greetings Corporation

(Exact Name of Registrant as Specified in its Charter)

Ohio	1-13859	34-0065325
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One American Road Cleveland, Ohio		44144
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (216) 252-7300

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On June 28, 2012, American Greetings Corporation issued a press release reporting its results for the quarter ended May 25, 2012. A copy of this press release is attached hereto as Exhibit 99.1.

The information in Item 2.02 of this Current Report on Form 8-K (including exhibit 99.1 attached hereto) is being furnished under Item 2.02 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of such section, or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

d) Exhibits.

Exhibit	Description

Exhibit 99.1	Press Release - reporting results for the quarter ended May 25, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

American Greetings Corporation
(Registrant)

By:	/s/ Robert D. Tyler
Robert D. Tyler
Corporate Controller and Chief Accounting Officer

Date: June 28, 2012

3